UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 4, 2004

AFC Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-32369	58-2016606
(Commission File Number)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352
(Address of Principal Executive Offices)	(Zip Code)

(770) 391-9500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

     This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by AFC Enterprises, Inc. (the “Company”) on November 5, 2004 to include required pro forma financial information for the Company’s disposition of its Cinnabon subsidiary.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

     The Pro Forma Financial Information required by Item 9.01 including:

1.	Pro Forma Consolidated Balance Sheet as of July 11, 2004;

2.	Pro Forma Consolidated Statement of Operations for the Year Ended December 28, 2003;

3.	Pro Forma Consolidated Statement of Operations for the Twenty-Eight Week Period Ended July 11, 2004; and

4.	Notes to Pro Forma Consolidated Financial Statements

is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(c)      Exhibits.

     99.1      Pro Forma Financial Information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC Enterprises, Inc.
Date: November 10, 2004	By:	/s/ Frank J. Belatti Frank J. Belatti Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Pro Forma Financial Information.